UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2012

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-28000	58-2213805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code): 770-779-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PRGX Global, Inc. (the “Company”) is saddened to announce the passing of William C. Copacino, a member of the Company’s Board of Directors, on May 17, 2012. A copy of the Company’s press release announcing Mr. Copacino’s death is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

99.1	Press Release dated May 23, 2012

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: May 23, 2012